UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): NOVEMBER 8, 2005


                           INTERLINK ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                     0-21858                   77-0056625
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


          546 FLYNN ROAD, CAMARILLO, CALIFORNIA                     93012
         (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (805) 484-8855



                                    NO CHANGE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 8, 2005, Interlink Electronics, Inc. issued a press release indicating that its planned press release to announce its financial results for the third quarter ended September 30, 2005 would be postponed. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.1     Press Release dated November 8, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  November 9, 2005.


                                        INTERLINK ELECTRONICS, INC.



                                        By    /S/ CHARLES C. BEST
                                              ----------------------------------
                                              Charles C. Best
                                              Chief Financial Officer


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